EXHIBIT 10.10

                               TENTH AMENDMENT TO
                              EMPLOYMENT AGREEMENT

     Reference is made to an Employment Agreement (hereinafter called "Agreement") dated July 9, 1980, between Handy Hardware Wholesale, Inc., a Texas corporation (therein and hereinafter called "Employer"), and James D. Tipton (therein and hereinafter called "Employee"), the First Amendment to the Agreement, dated August 18, 1980 (the "First Amendment"), the Second Amendment to the Agreement, dated July 18, 1985 (the "Second Amendment"), the Third Amendment to the Agreement, dated December 6, 1988 (the "Third Amendment"), the Fourth Amendment to the Agreement, dated September 20, 1991 (the "Fourth Amendment"), the Fifth Amendment to the Agreement, dated September 7, 1993 (the "Fifth Amendment"), the Sixth Amendment to the Agreement, dated November 14, 1995 (the "Sixth Amendment"),the Seventh Amendment to the Agreement, dated September 30, 1996 (the "Seventh Amendment"), the Eight Amendment to the Agreement, dated December 24, 1997 (the "Eighth Amendment"), the Ninth Amendment to the Agreement, dated December 1998 (the "Ninth Amendment").

     At this time, Employer and Employee wish to amend the Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, and the Ninth Amendment as hereinafter set forth.

     NOW THEREFORE, in consideration of the premises, the agreements herein contained and other good and valuable considerations, Employer and Employee hereby amend the Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, and the Ninth Amendment as follows:

         1.       Paragraph 3.a. is hereby amended to read as follows:

                  "a. The term of employment by Employer shall mean the period commencing August 18, 1980, and terminating January 2, 2002, unless sooner terminated in accordance with the terms and conditions hereinafter set forth, provided, however, in the event of the death of Employee, the term of employment shall end the 60th day after the date of the death of Employee."

     Except as amended above, the Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, and the Ninth Amendment remain unchanged and continue in full force and effect.

     This Tenth Amendment is executed in multiple counterparts, each of which shall have the force and effect of an original, this 27th day of December, 2000.

                                         HANDY HARDWARE WHOLESALE, INC.


 /s/ James D. Tipton                          By: /s/ Jimmy T. Pate
-----------------------------------               ------------------
James D. Tipton                                   Chairman of the Board
                 EMPLOYEE                                               EMPLOYER


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